Exhibit 10.5

FORM OF SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) has been executed by the purchaser set forth on the signature page hereof (the “Purchaser”) in connection with the private placement offering (the “Offering”) by Odyssey Semiconductor Technologies, Inc., a Delaware corporation (the “Company”).

R E C I T A L S

A.      The Company is offering a minimum of 1,666,667 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $1.50 per share (the “Purchase Price”), for an aggregate purchase price of approximately $2,500,000 (the “Minimum Offering Amount”), and a maximum of 2,333,333 shares of Common Stock at the Purchase Price for an aggregate Purchase Price of approximately $3,500,000 (the “Maximum Offering Amount”). The Company may sell an additional 334,000 shares of Common Stock at the Purchase Price for an aggregate Purchase Price of approximately $500,000 to cover over-subscriptions (the “Over-Subscription Option”), in the event the Offering is oversubscribed.

B.      The Initial Closing (as defined below) of no less than the Minimum Offering Amount is contingent upon the closing of a share exchange in accordance with the terms of that certain Share Exchange Agreement, dated on or prior to the date hereof (the “Share Exchange Agreement”), by and among the Company, Odyssey Semiconductor, Inc., a Delaware corporation (“Odyssey”), and all of the stockholders of Odyssey (the “Odyssey Stockholders”), pursuant to which the Company will acquire 100% of the issued and outstanding equity securities in Odyssey from the Odyssey Stockholders in exchange for 5,666,667 shares (the “Exchange Shares”) of Common Stock (the “Share Exchange”). Upon the consummation of the Share Exchange, Odyssey will become a wholly owned subsidiary of the Company.

C.      The Shares (as defined below) subscribed for pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made on a reasonable efforts basis to “accredited investors,” as defined in Regulation D under the Securities Act in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D.

AGREEMENT

The Company and the Purchaser hereby agree as follows:

1.       Subscription.

1.1                Purchase and Sale of the Shares.

(a)                 Subject to the terms and conditions of this Agreement, the undersigned Purchaser agrees to purchase, and the Company agrees to sell and issue to such Purchaser, that number of shares set forth on such Purchaser’s Omnibus Signature Page attached hereto at the Purchase Price, for a total aggregate Purchase Price as set forth on such Omnibus Signature Page. The minimum subscription amount for each Purchaser in the Offering is $24,999 (or 16,666 shares). The Company may accept subscriptions for less than $24,999 from any Purchaser in its sole discretion. For the purposes of this Agreement, “Shares” means the shares of Common Stock issued in the Offering at the Initial Closing (as defined below) or at any Subsequent Closing (as defined below).

(b)                This Agreement is one of a series of subscription agreements issued (and to be issued) by the Company to purchasers of the Shares in connection with the Offering with the same terms and conditions set forth in this Agreement (each, a “Subscription Agreement”, and collectively, the “Subscription Agreements”).

1.2                Subscription Procedure; Closing.

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(a)                 Initial Closing. Subject to the terms and conditions of this Agreement, the initial closing of the Shares shall take place remotely via the exchange of documents and signatures following the closing of the Share Exchange and receipt of subscriptions equal to or exceeding the Minimum Offering Amount or at such other time and place as mutually agreed to by the Company and the Placement Agents (as defined in Section 2) (the “Initial Closing”).

(b)                Subsequent Closings. If the Maximum Offering Amount is not sold at the Initial Closing, at any time on or prior to September 14, 2019 or at such later time as the Company and the Placement Agents may mutually agree with notice to and consent from Purchasers (each a “Subsequent Closing” and collectively the “Subsequent Closings”), the Company may sell additional Shares up to the Maximum Offering Amount, and if there are over-subscriptions, such additional Shares as may be sold in connection with the Over-Subscription Option (the “Subsequent Closing Shares”) to such persons as may be approved by the Company and who are reasonably acceptable to the Placement Agents (the “Additional Purchasers”). All such sales made at any Subsequent Closing, shall be made on the terms and conditions set forth in the Subscription Agreements, and (i) the representations and warranties of the Company set forth in Section 3 hereof (and the Disclosure Schedule) shall speak as of each Closing (as defined below) (except to the extent specified otherwise in Section 3) and (ii) the representations and warranties of the Additional Purchasers in Section 4 hereof shall speak as of such Subsequent Closing. Any Subsequent Closing Shares issued and sold pursuant to this Section 1.2(b) shall be deemed to be “Shares” for all purposes under this Agreement, and any Additional Purchasers thereof shall be deemed to be “Purchasers” for all purposes under this Agreement. The Initial Closing and the Subsequent Closings, if any, shall be known collectively herein as the “Closings” or individually as a “Closing.”

(c)                 Subscription Procedure.  To complete a subscription for the Shares, the Purchaser must fully comply with the subscription procedure provided in paragraphs (a) through (c) of this Section on or before the applicable Closing:

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 (i)                  Subscription Documents.  At or before the applicable Closing, the Purchaser shall review, complete and execute the Omnibus Signature Page to this Agreement and the Registration Rights Agreement substantially in the form of Exhibit A hereto (the “Registration Rights Agreement”), Investor Profile, AML Form, Selling Securityholder Notice & Questionnaire and Accredited Investor Certification, attached hereto following the Omnibus Signature Page (collectively, the “Subscription Documents”), if applicable, and additional forms and questionnaires distributed to the Purchaser and deliver the Subscription Documents and such additional forms and questionnaires to the party indicated thereon at the address set forth under the caption “How to subscribe for Shares in the private offering of Odyssey Semiconductor Technologies, Inc.,” below. Executed documents may be delivered to such party by facsimile or .pdf (or similar format) sent by electronic mail (e-mail).

(ii)                  Purchase Price.  Simultaneously with the delivery of the Subscription Documents as provided herein, and in any event at or prior to the applicable Closing, the Purchaser shall deliver to Delaware Trust Company, in its capacity as escrow agent (the “Escrow Agent”), under an escrow agreement among the Company, the Placement Agents (as defined below) and the Escrow Agent (the “Escrow Agreement”) the total Purchase Price set forth on the Purchaser’s Omnibus Signature Page attached hereto, by certified or other bank check or by wire transfer of immediately available funds, pursuant to the instructions set forth under the caption “How to subscribe for Shares in the private offering of Odyssey Semiconductor Technologies, Inc.,” below. Such funds will be held for the Purchaser’s benefit in the escrow account established for the Offering (the “Escrow Account”) and will be returned promptly, without interest or offset, if this Agreement is not accepted by the Company, or the Minimum Offering Amount has not been sold or the Offering is terminated pursuant to its terms prior to a Closing.

(iii)                  Company and Placement Agent Discretion.  The Purchaser understands and agrees that the Company and the Placement Agents (as defined below) reserve the right to accept or reject this or any other subscription for Shares, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Agreement. If this subscription is rejected in whole, or the Offering is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

2.       Placement Agents. Katalyst Securities LLC (“Katalyst”), a U.S.-registered broker-dealer and member of FINRA, has been engaged by Odyssey as placement agent on a reasonable efforts basis, for the Offering. The Company, subject to its agreement with Katalyst, or Katalyst itself, may engage additional placement agents (Katalyst, together with any such additional placement agents, the “Placement Agents”). The Placement Agents will each be paid at each Closing from the Offering proceeds a total cash commission of ten percent (10%) of the gross Purchase Price paid by Purchasers in the Offering introduced by them (the “Cash Fee”) and will each receive warrants to purchase a number of shares of Common Stock equal to ten percent (10%) of the number of shares of Common Stock sold to investors in the Offering, introduced by them, with a term of five (5) years from the date of the applicable Closing, and an exercise price of $1.50 per share (the “Placement Agent Warrants”); provided that with respect to funds raised from investors introduced by Odyssey, the Placement Agents will be paid a Cash Fee of five percent (5%) of the gross Purchase Price paid by such investors and will receive Placement Agent Warrants equal to five percent (5%) of the number of shares of Common Stock sold to such investors introduced by Odyssey. The Company will also pay certain expenses of the Placement Agents in connection with the Offering. Any sub-agent of the Placement Agents that introduces investors to the Offering will be entitled to share in the Cash Fee and/or Placement Agent Warrants attributable to those investors pursuant to the terms of an executed sub-agent agreement.

3.       Representations and Warranties of the Company.  Except as set forth in the Disclosure Schedule delivered to the Purchasers concurrently with the execution of this Agreement (the “Disclosure Schedule”), the Company hereby represents and warrants to the Purchaser, as of the Closing (after giving effect to the Share Exchange), the following:

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a.                    Organization and Qualification.  The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, individually or taken as a whole, (ii) the transactions contemplated hereby or in the other Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company to perform its obligations under the Transaction Documents (a “Material Adverse Effect”). Each subsidiary of the Company is identified on Schedule 3a attached hereto.

b.                   Authorization, Enforcement, Compliance with Other Instruments.  (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and the Escrow Agreement (the “Transaction Documents”) and to issue the Shares, in accordance with the terms hereof and thereof; (ii) the execution and delivery by the Company of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Shares, have been, or will be at the time of execution of such Transaction Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Transaction Document, required by the Company, its Board of Directors or its stockholders; (iii) each of the Transaction Documents will be duly executed and delivered by the Company; and (iv) the Transaction Documents when executed will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and, with respect to any rights to indemnity or contribution contained in the Transaction Documents, as such rights may be limited by state or federal laws or public policy underlying such laws.

c.                    Capitalization.  The authorized capital stock of the Company consists of 45,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). After giving effect to the Share Exchange, but immediately before the Initial Closing, the Company will have 9,233,334 shares of Common Stock (on a fully-diluted basis, excluding any shares issuable under the Company’s equity incentive plan) and no shares of Preferred Stock issued and outstanding. All of the outstanding shares of Common Stock and of the capital stock of each of the Company’s subsidiaries have been duly authorized, validly issued and are fully paid and nonassessable. Immediately after giving effect to the Closing of the Minimum Offering Amount or the Maximum Offering Amount (in each case, assuming no sales pursuant to the Over-Subscription Option), the pro forma outstanding capitalization of the Company will be as set forth under “Pro Forma Capitalization” in Schedule 3c attached hereto. After giving effect to the Share Exchange: (i) no shares of capital stock of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) except as set forth on Schedule 3c and as contemplated by the Transaction Documents and the Placement Agent Warrants, there will be no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries; (iii) there will be no outstanding debt securities of the Company or any of its subsidiaries other than indebtedness as set forth in Schedule 3c(iii); (iv) other than pursuant to the Registration Rights Agreement or as set forth in Schedule 3c(iv), there will be no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (v) there will be no outstanding registration statements of the Company or any of its subsidiaries, and there will be no outstanding comment letters from the U.S. Securities and Exchange Commission (the “SEC”) or any other regulatory agency; (vi) except as provided in this Agreement or as set forth in Schedule 3c(vi), there will be no securities or instruments of the Company or any of its subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Shares as described in this Agreement; and (vii) no co-sale right, right of first refusal or other similar right will exist with respect to the Shares or the issuance and sale thereof. Upon request, the Company will make available to the Purchaser true and correct copies of the Company’s Certificate of Incorporation, as in effect as of the Initial Closing, and the Company’s Bylaws, as in effect as of the Initial Closing, and the terms of all securities exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to officers, directors, employees and consultants.

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d.                   Issuance of Shares.  The Shares that are being issued to the Purchaser hereunder, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be duly and validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions on transfer under the Transaction Documents, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser.

e.                    No Conflicts.  The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby including issuance and sale of the Shares in accordance with this Agreement will not (i) result in a violation of the Certificate of Incorporation or the Bylaws (or equivalent constitutive document) of the Company or any of its subsidiaries, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected, except for those which would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any subsidiary is in violation of or in default under, any provision of its Certificate of Incorporation or Bylaws. Neither the Company nor any subsidiary is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary, which violation or breach has had or would reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof other than (i) the filing of the registration statement contemplated by the Registration Rights Agreement and (ii) the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D. Except as set forth on Schedule 3e attached hereto, neither the execution and delivery by the Company of the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding two sentences have been or will be obtained or effected on or prior to the Closing.

f.                    Absence of Litigation.  Except as set forth on Schedule 3f attached hereto, there is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility (an “Action”) now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective officers or directors, which would be reasonably likely to (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the other Transaction Documents, or (ii) have a Material Adverse Effect. For the purpose of this Agreement, the knowledge of the Company means the knowledge of the officers of the Company (for the avoidance of doubt, after giving effect to the Share Exchange) and Odyssey (both actual or knowledge that they would have had upon reasonable inquiry of the personnel of Odyssey responsible for the applicable subject matter). Neither the Company nor any of its subsidiaries is subject to any judgment, decree, or order which has had, or would reasonably be expected to have a Material Adverse Effect.

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g.                   Acknowledgment Regarding Purchaser’s Purchase of the Shares.  The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Shares.

h.                   No General Solicitation.  Neither the Company, nor any of its Affiliates (as defined below), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. “Affiliate” means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, as such terms are used in and construed under Rule 144 under the Securities Act (“Rule 144”). With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

i.                     No Integrated Offering.  Neither the Company, nor any of its Affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than the transactions contemplated hereby, under circumstances that would require registration of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

j.                     Employee Relations.  Neither Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

k.                   Intellectual Property Rights. After giving effect to the Share Exchange, except as set forth on Schedule 3k attached hereto, the Company and each of its subsidiaries owns, possesses, or has rights to use, all Intellectual Property necessary for the conduct of the Company’s and its subsidiaries’ business as now conducted, except as such failure to own, possess or have such rights would not reasonably be expected to result in a Material Adverse Effect and, there are no unreleased liens or security interests which have been filed, or which the Company has received notice of, against any of the patents owned by the Company. Furthermore, (A) to the Company’s knowledge, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not result in a Material Adverse Effect; (B) there is no pending or, to the Company’s knowledge, threatened, Action by others challenging the Company’s or any of its subsidiaries’ rights in or to any such Intellectual Property, and to the Company’s knowledge, there are no facts which would form a reasonable basis for any such Action; (C) the Intellectual Property owned by the Company and its subsidiaries, and to the Company’s knowledge, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened Action by others challenging the validity, enforceability or scope of any such Intellectual Property, and, to the Company’s knowledge, there are no facts which would form a reasonable basis for any such Action; (D) there is no pending or, to the Company’s knowledge, threatened Action by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company nor any of its subsidiaries has received any written notice of such Action, and, to the Company’s knowledge, there are no other facts which would form a reasonable basis for any such Action, except in each case for any Action as would not be reasonably expected to have a Material Adverse Effect; and (E) to the Company’s knowledge, no employee of the Company or any of its subsidiaries is in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries, except such violation as would not reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, (1) the Company and its subsidiaries have disclosed to the U.S. Patent and Trademark Office (“USPTO”) all information known to the Company to be relevant to the patentability of its inventions in accordance with 37 C.F.R. Section 1.56, and (2) neither the Company nor any of its subsidiaries made any misrepresentation or concealed any information from the USPTO in any of the patents or patent applications owned or licensed to the Company, or in connection with the prosecution thereof, in violation of 37 C.F.R. Section 1.56. Except as would not reasonably be expected to have a Material Adverse Effect and to the Company’s knowledge, (x) there are no facts that are reasonably likely to provide a basis for a finding that the Company or any of its subsidiaries does not have clear title to the patents or patent applications owned or licensed to the Company or other proprietary information rights as being owned by the Company or any of its subsidiaries, (y) no valid issued U.S. patent would be infringed by the activities of the Company or any of its subsidiaries relating to products currently or proposed to be manufactured, used or sold by the Company or any of its subsidiaries and (z) there are no facts with respect to any issued patent owned that would cause any claim of any such patent not to be valid and enforceable with applicable regulations. “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology and know-how.

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l.                     Environmental Laws.

(i)      The Company and each subsidiary has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the knowledge of the Company, threatened civil or criminal litigation, notice of violation, formal administrative proceeding, or investigation, inquiry or information request, relating to any Environmental Law involving the Company or any subsidiary, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, “Environmental Law” means any national, state, provincial or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms “release” and “environment” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

(ii)       To the knowledge of the Company, there is no material environmental liability with respect to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any subsidiary.

m.                 Authorizations; Regulatory Compliance. The Company and each of its subsidiaries holds, and is operating in compliance with, all authorizations, licenses, permits, approvals, clearances, registrations, exemptions, consents, certificates and orders of any governmental authority and supplements and amendments thereto (collectively, “Authorizations”) required for the conduct of its business as currently conducted in all applicable jurisdictions and all such Authorizations are valid and in full force and effect, except for Authorizations the absence of which would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in material violation of any terms of any such Authorizations, except, in each case, such as would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such Authorization, or written notice that such revocation or modification is being considered, except to the extent that any such revocation or modification would not be reasonably expected to have a Material Adverse Effect. The Company and each of its subsidiaries is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees, except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any federal, state, local or foreign governmental or regulatory authority (each a “Governmental Authority”) or third party alleging that any product operation or activity is in material violation of any Authorizations, nor that any activity conducted by either an employee or any person acting on the Company’s behalf is in violation of applicable data protection and privacy laws, rules and regulations, as amended from time to time, with respect to the collection, use, processing, storage, transfer, modification, deletion and/or disclosure of any personal information that is protected under applicable privacy laws and regulations. The Company and each of its subsidiaries has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments thereto as required by any Authorizations and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission), except where any of the foregoing would not be reasonably expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any other notice or action relating to any alleged product defect or violation and, to the Company's knowledge, no third party has initiated or conducted any such notice or action relating to any of the Company’s products in development. Neither the Company nor any of its subsidiaries is a party to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, or similar agreements, or has any reporting obligations pursuant to any such agreement, plan or correction or other remedial measure entered into with any Governmental Authority.

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n.                   Title.  Neither the Company nor any of its subsidiaries owns any real property. Except as set forth on Schedule 3n attached hereto, each of the Company and its subsidiaries has good and marketable title to all of its personal property and assets (i) purportedly owned or used by them, or (ii) necessary for the conduct of their business as currently conducted, free and clear of any restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. Except as set forth on Schedule 3n, with respect to properties and assets it leases, each of the Company and its subsidiaries is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

o.                   Tax Status.  The Company and each subsidiary has made and filed (taking into account any valid extensions) all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company or such subsidiary has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due from the Company or any subsidiary by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

p.                   Certain Transactions.  Except for arm’s length transactions pursuant to which the Company or any subsidiary makes payments in the ordinary course of business upon terms no less favorable than it could obtain from third parties, none of the officers, directors, and to the Company’s knowledge, none of the employees of the Company or any subsidiary is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

q.                   Rights of First Refusal.  Except as set forth on Schedule 3q attached hereto, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

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r.                    Insurance.  Except as provided hereunder, the Company and its subsidiaries have insurance policies of the type and in amounts customarily carried by organizations conducting businesses or owning assets similar to those of the Company and its subsidiaries. There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy. The Company does not currently maintain any product liability insurance, but intends to obtain such insurance when it commences commercial operations and product manufacturing.

s.                    Financial Statements.  The financial statements of Odyssey to be included in the Registration Statement (the “Odyssey Financial Statements”) have not been completed as of the date of this Subscription Agreement, but upon completion shall comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. The Odyssey Financial Statements will be prepared in accordance with GAAP applied on a consistent basis during the periods involved and will fairly present in all material respects, the financial conditions and results of Odyssey and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended.

t.                     Material Changes.  Since March 31, 2019, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have a Material Adverse Effect with respect to the Company or Odyssey, (ii) there have not been any changes in the authorized capital, business or operations of the Company or Odyssey from that reflected in the Transaction Documents except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse to the business or future prospects of the Company or Odyssey, (iii) neither the Company or any subsidiary nor Odyssey has incurred any material liabilities (contingent or otherwise) other than trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, and (iv) neither the Company or any subsidiary nor Odyssey has declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company).

u.                   Foreign Corrupt Practices.  Neither the Company and its subsidiaries, nor to the Company’s knowledge, any agent or other person acting on behalf of the Company or its subsidiaries, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”).

v.                   Brokers’ Fees. Neither of the Company nor any of its subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of fees to the Placement Agents as described in Section 2 above.

w.                  Disclosure Materials.  The Disclosure Materials taken as a whole do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. For the purposes of this Agreement “Disclosure Materials” means the Confidential and Non-Binding Summary Term Sheet of the Company previously provided to the Purchaser, as amended from time to time, relating to the Offering and any supplement or amendment thereto, and any disclosure schedule or other information document, delivered to the Purchaser prior to Purchaser’s execution of this Agreement, and any such document delivered to the Purchaser after Purchaser’s execution of this Agreement and prior to the closing of the Purchaser’s subscription hereunder.

x.                   Investment Company.  The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

y.                   Reliance.  The Company acknowledges that the Purchaser is relying on the representations and warranties (as modified by the disclosures on the Disclosure Schedule) made by the Company hereunder and that such representations and warranties (as modified by the disclosures on the Disclosure Schedule) are a material inducement to the Purchaser purchasing the Shares.

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z.                    Use of Proceeds.  The Company presently intends to use the net proceeds from the Offering for research and development and for general and working capital purposes; provided that the Company may pay placement agent fees of up to ten percent (10%) of the proceeds of the Offering. Bad Actor Disqualification. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1).

aa.                 Office of Foreign Assets Control. Neither the Company nor any subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

bb.                Money Laundering. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any subsidiary, threatened.

cc.                 At or prior to the time the Company intends to cause the Common Stock to be quoted on the OTC Markets QB tier or listed on a national stock exchange, the Company shall engage a transfer agent (the “Transfer Agent”) that is a participant in, and have the Common Stock be eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program.

dd.                The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agents in connection with the placement of the Shares.

4.       Representations, Warranties and Agreements of the Purchaser. The Purchaser, severally and not jointly with any other Purchaser, represents and warrants to, and agrees with, the Company, as of the Initial Closing or any Subsequent Closing, as applicable, the following:

a.                    The Purchaser has the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and has carefully reviewed and understands the risks of, and other considerations relating to, the purchase of Shares and the tax consequences of the investment, and has the ability to bear the economic risks of the investment. The Purchaser can afford the loss of his, her or its entire investment.

b.                   The Purchaser is acquiring the Shares for investment for his, her or its own account and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands and acknowledges that the Offering and sale of the Shares have not been registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Purchaser further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares. The Purchaser understands and acknowledges that the Offering of the Shares will not be registered under the Securities Act nor under the state securities laws on the ground that the sale of the Shares to the Purchaser as provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act and any applicable state securities laws. The Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the SEC under the Securities Act, for the reason(s) specified on the Accredited Investor Certification attached hereto as completed by Purchaser, and Purchaser shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The Purchaser resides in the jurisdiction set forth on the Purchaser’s Omnibus Signature Page affixed hereto. The Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

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c.                    The Purchaser (i) if a natural person, represents that he or she is the greater of (A) 21 years of age or (B) the age of legal majority in his or her jurisdiction of residence, and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that he, she or it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

d.                   The Purchaser understands that the Shares are being offered and sold to him, her or it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such securities. The Purchaser further acknowledges and understands that the Company is relying on the representations and warranties made by the Purchaser hereunder and that such representations and warranties are a material inducement to the Company to sell the Shares to the Purchaser. The Purchaser further acknowledges that without such representations and warranties of the Purchaser made hereunder, the Company would not enter into this Agreement with the Purchaser.

e.                    The Purchaser understands that, other than as expressly provided in the Registration Rights Agreement, the Company does not currently intend to register the Shares under the Securities Act at any time in the future; and the undersigned will not immediately be entitled to the benefits of Rule 144 with respect to the Shares. In addition, it is possible that in the event the Company files a registration statement for an underwritten public offering, that such underwriter may require the Purchaser to “lock-up” and not sell the Shares acquired hereunder for a period of time not to exceed six (6) months. Each Purchaser hereby consents to any such lock-up should same be required by an underwriter of the Company’s securities as set forth in the Registration Rights Agreements. The Purchaser understands that no public market exists for the Company’s Common Stock and that there can be no assurance that any public market for the Common Stock will exist or continue to exist. The Company’s Common Stock is not approved for quotation on OTC Markets or any other quotation system or listed on any exchange. The Company makes no representation, warranty or covenant with respect to the initiation of or continued quotation of the Common Stock on the OTC Markets quotation or listing on any other market or exchange.

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f.                    The Purchaser has received, reviewed and understood the information about the Company, including all Disclosure Materials, and has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management. The Purchaser understands that such discussions, as well as any Disclosure Materials provided by the Company, were intended to describe the aspects of the Company’s business and prospects and the Offering which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s control. The Purchaser acknowledges that he, she or it is not relying upon any person or entity, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Additionally, the Purchaser understands and represents that he, she or it is purchasing the Shares notwithstanding the fact that the Company may disclose in the future certain material information the Purchaser has not received, including (without limitation) financial statements of the Company and/or Odyssey for the current or prior fiscal periods, and any subsequent period financial statements that may be filed with the SEC, that he, she or it is not relying on any such information in connection with his, her or its purchase of the Shares and that he, she or it waives any right of action with respect to the nondisclosure to him, her or it prior to his, her or its purchase of the Shares of any such information. Each Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision with respect to his, her or its acquisition of the Shares.

g.                   The Purchaser acknowledges that none of the Company, Odyssey, the Placement Agents or their respective counsel are acting as a financial advisor or fiduciary of the Purchaser (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and no investment advice has been given by the Company, Odyssey, the Placement Agents or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Purchaser further represents to the Company that the Purchaser’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Purchaser and the Purchaser’s representatives.

h.                   As of the applicable Closing, all actions on the part of Purchaser, and its officers, directors and partners, if applicable, necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement and the performance of all obligations of the Purchaser hereunder and thereunder shall have been taken, and this Agreement and the Registration Rights Agreement, assuming due execution by the parties hereto and thereto, constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

i.                     Purchaser represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in the Purchaser, nor any person on whose behalf the Purchaser is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Purchaser”). The Purchaser agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Purchaser consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its Affiliates and agents of such information about the Purchaser as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. If the Purchaser is a financial institution that is subject to the USA Patriot Act, the Purchaser represents that it has met all of its obligations under the USA Patriot Act. The Purchaser acknowledges that if, following its investment in the Company, the Company reasonably believes that the Purchaser is a Prohibited Purchaser or is otherwise engaged in suspicious activity or refuses to promptly provide information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Purchaser to transfer the Shares. The Purchaser further acknowledges that neither the Purchaser nor any of the Purchaser’s Affiliates or agents will have any claim against the Company or Odyssey for any form of damages as a result of any of the foregoing actions.

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j.                     If the Purchaser is an Affiliate of a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated Affiliate.

k.                   The Purchaser or its duly authorized representative realizes that because of the inherently speculative nature of businesses of the kind conducted and contemplated by the Company, the Company’s financial results may be expected to fluctuate from month to month and from period to period and will, generally, involve a high degree of financial and market risk that could result in substantial or, at times, even total losses for investors in securities of the Company. The Purchaser has carefully read the risk factors attached hereto as Exhibit B (the “Risk Factors”) and other information (including the financial statements of Odyssey) included in the Disclosure Materials. The Purchaser has carefully considered such Risk Factors before deciding to invest in the Shares.

l.                     The Purchaser has adequate means of providing for its current and anticipated financial needs and contingencies, is able to bear the economic risk for an indefinite period of time and has no need for liquidity of the investment in the Shares and could afford complete loss of such investment.

m.                 The Purchaser is not subscribing for Shares as a result of or subsequent to any advertisement, article, notice or other communication, published in any newspaper, magazine or similar media or broadcast over television, radio, or the internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally.

n.                   The Purchaser acknowledges that no U.S. federal or state agency or any other government or governmental agency has passed upon the Shares or made any finding or determination as to the fairness, suitability or wisdom of any investments therein.

o.                   Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any individual or entity acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales (as defined below), of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other individual or entity representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other individuals or entities party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. For purposes of this Agreement, “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

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p.                   The Purchaser agrees to be bound by all of the terms and conditions of the Registration Rights Agreement and to perform all obligations thereby imposed upon it.

q.                   The Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of the Shares and other activities with respect to the Shares by the Purchaser.

r.                    All of the information concerning the Purchaser set forth herein, and any other information furnished by the Purchaser in writing to the Company or a Placement Agent for use in connection with the transactions contemplated by this Agreement, is true, correct and complete in all material respects as of the date of this Agreement, and, if there should be any material change in such information prior to the Purchaser’s purchase of the Shares, the Purchaser will promptly furnish revised or corrected information to the Company.

s.                    The Purchaser has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Transaction Documents. With respect to such matters, such Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Transaction Documents.

t.                     If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Shares; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

u.                   (For ERISA plans only)  The fiduciary of the Employee Retirement Income Security Act of 1974 (“ERISA”) plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its Affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its Affiliates.

v.                   Neither the Purchaser nor, to the Purchaser’s knowledge, any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members is subject to any Disqualification Events, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act, and disclosed in writing in reasonable detail to the Company.

w.                  The Purchaser understands that there are substantial restrictions on the transferability of the Shares and that the certificates or book-entry positions representing the Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SHARES REPRESENTED BY THIS [BOOK ENTRY POSITION/CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SHARES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR (3) SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

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In addition, if any Purchaser is an Affiliate of the Company, certificates or book entry positions evidencing the Shares issued to such Purchaser may bear a customary “Affiliates” legend.

The Company shall be obligated to promptly reissue unlegended certificates upon the request of any holder thereof (x) at such time as the holding period under Rule 144 or another applicable exemption from the registration requirements of the Securities Act has been satisfied or (y) at such time as a registration statement is available for the transfer of the Shares. The Company is entitled to request from any holder requesting unlegended certificates under clause (x) of the foregoing sentence an opinion of counsel reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

x.                   If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on such Purchaser’s Omnibus Signature Page to this Agreement; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth on such Purchaser’s Omnibus Signature Page to this Agreement.

y.                   Each Purchaser purchasing Shares in any Subsequent Closing represents that it (1) has a substantive, pre-existing relationship with the Company or (2) has direct contact by the Company or its Placement Agents outside of the Offering and (3) was not identified or contacted through the marketing of the Offering and (4) did not independently contact the issuer as a result of general solicitation by means of any press release or any other public disclosure disclosing the material terms of the Offering.

z.                    To effectuate the terms and provisions hereof, the Purchaser hereby appoints Katalyst as its attorney-in-fact (and Katalyst hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, Odyssey, Katalyst and Delaware Trust Company (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Purchaser and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that Katalyst may deem necessary or advisable (and lawful) to accomplish the purposes hereof. All acts done under the foregoing authorization are hereby ratified and approved and neither Katalyst nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

5.       Conditions to Company’s Obligations at the applicable Closing.  The Company’s obligation to complete the sale and issuance of the Shares and deliver the Shares to each Purchaser, individually, at the applicable Closing shall be subject to the following conditions to the extent not waived by the Company:

a.                    Receipt of Payment.  The Company shall have received payment, by certified or other bank check or by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Shares being purchased by such Purchaser at such Closing.

b.                   Representations and Warranties.  The representations and warranties made by the Purchaser in Section 4 hereof and each Purchaser in Section 4 (or the equivalent Section) of the applicable Subscription Agreement with respect to such Closing shall be true and correct in all respects when made, and shall be true and correct in all respects on the applicable Closing date with the same force and effect as if they had been made on and as of said date.

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c.                    Performance. The Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the applicable Closing.

d.                   Receipt of Executed Documents.  Each Purchaser participating in such Closing shall have executed and delivered to the Company the Omnibus Signature Page, the Investor Profile, Accredited Investor Questionnaire, AML Form and the Selling Securityholder Questionnaire (as defined in the Registration Rights Agreement).

e.                    Completion of the Share Exchange.  The Share Exchange shall have been completed.

f.                    Minimum Offering.  In connection with the Initial Closing only, the Initial Closing shall be at least for the number of shares of Common Stock in the Minimum Offering Amount at the Purchase Price.

g.                   Qualifications.  All authorizations, approvals or permits, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement at each Closing shall be obtained and effective as of such Closing except for Blue Sky law permits and qualifications that may be properly obtained after such Closing.

6.       Conditions to Purchasers’ Obligations at the applicable Closing. Each Purchaser’s obligation to accept delivery of the Shares and to pay for the Shares at the applicable Closing shall be subject to the following conditions to the extent not waived by the holders of at least a majority of the Shares to be purchased at such Closing and the Placement Agents on behalf of the Purchasers at the applicable Closing:

a.                    Representations and Warranties.  The representations and warranties made by the Company in Section 3 hereof (as modified by the disclosures on the Disclosure Schedule) shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects as so qualified) as of, and as if made on, the date of this Agreement and as of such Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and in all material respects correct as of such earlier date (except in each case to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects as so qualified).

b.                   Performance. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the applicable Closing.

c.                    Receipt of Executed Transaction Documents.  In connection with the Initial Closing only, the Company shall have executed and delivered to the Placement Agents the Registration Rights Agreement and the Escrow Agreement.

d.                   Completion of the Share Exchange.  The Share Exchange shall have been completed.

e.                    Minimum Offering.  In connection with the Initial Closing only, the Initial Closing shall be at least for the number of shares of Common Stock in the Minimum Offering Amount at the Purchase Price.

f.                    Certificate.  In connection with the Initial Closing, the Chief Executive Officer of the Company shall execute and deliver or cause to be delivered to the Purchasers a certificate addressed to the Purchasers to the effect that the representations and warranties of the Company in Section 3 hereof (as modified by the disclosures on the Disclosure Schedule) shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects as so qualified) as of, and as if made on, the date of the Initial Closing.

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g.                   Good Standing.  The Company and each of its subsidiaries is a corporation or other business entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation.

h.                   Judgments.  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding shall have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby.

i.                     Issuance in Compliance with Laws. The sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Company is subject.

j.                     No Material Adverse Effect. Since the date hereof, there shall not have occurred any effect, event, condition or circumstance (including, without limitation, the initiation of any litigation or other legal, regulatory or investigative proceeding) that individually or in the aggregate, with or without the passage of time, the giving of notice, or both, that has had, or could reasonably be expected to have, a Material Adverse Effect or which could adversely affect the Company’s ability to perform its respective obligations under this Agreement or any of the other Transaction Documents.

k.                   Updated Disclosures. As to any Subsequent Closing, the Company must have delivered to the Purchasers an updated set of schedules in accordance with this Agreement and such updated schedules do not reveal any information or the occurrence, since the Initial Closing Date, of any effect, event, condition or circumstance, which individually, or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect and do not include any state of facts that occur as a result of the breach by the Company of any of its obligations under this Agreement or any of the other Transaction Documents.

7.       Indemnification.

a.                    The Company agrees to indemnify and hold harmless the Purchaser, and its directors, officers, stockholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (collectively, the “Purchaser Indemnitees”), from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of the Company’s breach of any representation, warranty or covenant contained herein; provided, however, that the Company will not be liable in any such case to the extent and only to the extent that any such loss, liability, claim, damage, cost, fee or expense arises out of or is based upon the inaccuracy of any representations made by such indemnified party in this Agreement, or the failure of such indemnified party to comply with the covenants and agreements contained herein. The liability of the Company under this paragraph shall not exceed the total Purchase Price paid by the Purchaser hereunder, except in the case of fraud.

b.                   Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any Action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7 except to the extent the indemnified party is actually prejudiced by such omission. In case any such Action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such Action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such Action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such Action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any reasonable legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel in such circumstance), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the Action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such Action) unless such settlement, compromise or consent requires only the payment of money damages, does not subject the indemnified party to any continuing obligation or require any admission of criminal or civil responsibility, and includes an unconditional release of each indemnified party from all liability arising out of such Action, or (ii) be liable for any settlement of any such Action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such Action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

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c.                    Purchaser acknowledges on behalf of itself and each Purchaser Indemnitee that, other than for actions seeking specific performance of the obligations under this Agreement or in the case of fraud, the sole and exclusive remedy of the Purchaser and the Purchaser Indemnitee with respect to any and all claims relating to this Agreement shall be pursuant to the indemnification provisions set forth in this Section 7.

8.       Revocability; Binding Effect.  The subscription hereunder may be revoked prior to the Closing thereon, provided that written notice of revocation is sent and is received by the Company or a Placement Agent at least one Business Day prior to the applicable Closing on such subscription. The Purchaser hereby acknowledges and agrees that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns. For the purposes of this Agreement, “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

9.       Miscellaneous.

a.                    Modification.  This Agreement shall not be amended, modified or waived except by an instrument in writing signed by the Company and the holders of at least a majority of the then held Shares. Any amendment, modification or waiver effected in accordance with this Section 9(a) shall be binding upon the Purchaser and each transferee of the Shares, each future holder of all such Shares, and the Company.

b.                   Immaterial Modifications to the Registration Rights Agreement.  The Company and the Placement Agents may, at any time prior to the Initial Closing, amend the Registration Rights Agreement if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Purchaser.

c.                    Third-Party Beneficiary.  The Placement Agents shall be express third party beneficiaries of the representations and warranties included in Sections 3 and 4 of this Agreement. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 7 and this Section 9(c).

18

d.                   Notices.  Any notice, consents, waivers or other communication required or permitted to be given hereunder shall be in writing and will be deemed to have been delivered: (i) upon receipt, when personally delivered; (ii) upon receipt when sent by certified mail, return receipt requested, postage prepaid; (iii) when sent, if by e-mail, (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

(a)	if to the Company, at

Odyssey Semiconductor Technologies, Inc.

950 Danby Road, Suite 125

Ithaca, New York 14850

Attn: Richard J. Brown, CEO

Email:

(b)	if to the Purchaser, at the address set forth on the Omnibus Signature Page hereof

(or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

e.                    Assignability.  This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser, and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

f.                    Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles thereof relating to the conflict of laws.

g.                   Arbitration.  All disputes arising out of or in connection with this Agreement shall be submitted to the International Court of Arbitration of the International Chamber of Commerce and shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be New York, New York.

h.                   Form D; Blue Sky Qualification.  The Company agrees to timely file a Form D with respect to the Shares and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchaser at such Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

i.                     Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

j.                     This Agreement, together with the Registration Rights Agreement, and all exhibits, schedules and attachments hereto and thereto and any confidentiality agreement between the Purchaser and the Company, constitute the entire agreement between the Purchaser and the Company with respect to the Offering and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

k.                   Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated. The Company shall pay all expenses and fees of its counsel in connection with the issuance of an opinion to the Transfer Agent for the removal of any legend on the Shares.

19

l.                     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages that contain copies of an executed signature page such as in .pdf format shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.

m.                 Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

n.                   Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

o.                   The Purchaser understands and acknowledges that there may be multiple Closings for the Offering.

p.                   The Purchaser hereby agrees to furnish the Company such other information as the Company may request prior to the applicable Closing with respect to its subscription hereunder.

q.                   The representations and warranties of the Company and each Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement for a period of one (1) year from the date of the Initial Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or the Company.

r.                    Omnibus Signature Page.  This Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement. Accordingly, pursuant to the terms and conditions of this Agreement and the Registration Rights Agreement, it is hereby agreed that the execution by the Purchaser of this Agreement, in the place set forth on the Omnibus Signature Page below, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

s.                    Public Disclosure.  Neither the Purchaser nor any officer, manager, director, member, partner, stockholder, employee, Affiliate, Affiliated person or entity of the Purchaser shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval (which may be withheld in the Company’s sole discretion), except to the extent such disclosure is required by law, request of the staff of the SEC or of any regulatory agency or principal trading market regulations.

t.                     Potential Conflicts.  The Placement Agents, their sub-agents, legal counsel to the Company, the Placement Agents or Odyssey and/or their respective Affiliates, principals, representatives or employees may now or hereafter own shares of the Company.

u.                   Independent Nature of Each Purchaser’s Obligations and Rights.  For avoidance of doubt, the obligations of the Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and the Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under any other Subscription Agreement. Nothing contained herein and no action taken by the Purchaser shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and any other Subscription Agreements. The Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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v.                   Waiver of Conflicts. Each party to this Agreement acknowledges that Mitchell Silberberg & Knupp LLP (“MSK”), counsel to the Company prior to the Share Exchange, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including financings and other matters.  Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; (b) acknowledges that MSK represented the Company in the transaction contemplated by this Agreement and has not represented any individual Purchaser in connection with such transaction; and (c) gives its informed consent to MSK’s representation of certain of the Purchasers in such unrelated matters and to MSK’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

[Signature page follows.]

21

IN WITNESS WHEREOF, the Company has duly executed this Agreement as of the ____ day of _________, 2019.

Odyssey Semiconductor Technologies, Inc.

By:  ____________________

Name: __________________

Title: ___________________

22

How to subscribe for Shares in the private offering of

Odyssey Semiconductor Technologies, Inc.

1.	Complete, Sign and Date the Omnibus Signature Page for the Subscription Agreement and Registration Rights Agreement.

2.	Initial the Accredited Investor Certification in the appropriate place or places.

3.	Complete and sign the Investor Profile.

4.	Review the Anti Money Laundering Requirements summary and Complete and sign the Anti-Money Laundering Information Form.

5.	Complete and sign the Selling Securityholder Notice and Questionnaire attached hereto as Annex A.

6.	Email all completed forms to Jennifer Goro at [ ] and then send all original documents to:

Katalyst Securities LLC

630 Third Avenue, 5th Floor

New York, NY 10017

Telephone:

Facsimile:

7.	If you are paying the Purchase Price by check, a certified or other bank check for the exact dollar amount of the Purchase Price for the number of Shares you are purchasing should be made payable to the order of “Delaware Trust Company, as Escrow Agent for Odyssey Semiconductor Technologies, Inc. account #[ ]” and should be sent directly to Delaware Trust Company, 251 Little Falls Drive, Wilmington, DE 19808, Attn: Alan R. Halpern.

Checks take up to 5 business days to clear. A check must be received by the Escrow Agent at least 6 business days before the closing date.

8.	If you are paying the Purchase Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Purchase Price for the number of Shares you are purchasing according to the following instructions:

Bank:

ABA Routing #:

SWIFT CODE:

Account Name:

Account #:

Reference:

Delaware Trust Contact:

Thank you for your interest.

Odyssey Semiconductor Technologies, Inc.

23

ODYSSEY SEMICONDUCTOR TECHNOLOGIES, INC.

OMNIBUS SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

The undersigned, desiring to: (i) enter into the Subscription Agreement, dated as of ____________ ___,[1] 2019 (the “Subscription Agreement”), between the undersigned, Odyssey Semiconductor Technologies, Inc. a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, (ii) enter into the Registration Rights Agreement (the “Registration Rights Agreement”), among the undersigned, the Company and the other parties thereto, in or substantially in the form furnished to the undersigned and (iii) purchase the Shares of the Company’s securities as set forth in the Subscription Agreement and below, hereby agrees to purchase such Shares from the Company and further agrees to join the Subscription Agreement and the Registration Rights Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations section in the Subscription Agreement entitled “Representations and Warranties of the Purchaser” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.

______________

1 Will reflect the Closing Date. Not to be completed by Purchaser.

24

ODYSSEY SEMICONDUCTOR TECHNOLOGIES, INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial _______ I have a net worth of at least US$1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. (For purposes of calculating your net worth under this paragraph, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.)

Initial _______ I have had an annual gross income for the past two years of at least US$200,000 (or US$300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______ I am a director or executive officer of Odyssey Semiconductor, Inc. or Odyssey Semiconductor Technologies, Inc.

For Non-Individual Investors (Entities)

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______ The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above (in which case each such person must complete the Accreditor Investor Certification for Individuals above as well the remainder of this questionnaire) .

Initial _______ The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least US$5 million and was not formed for the purpose of investing the Company.

Initial _______ The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment advisor.

Initial _______ The investor certifies that it is an employee benefit plan whose total assets exceed US$5,000,000 as of the date of this Agreement.

Initial _______ The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet at least one of the criteria for Individual Investors.

Initial _______ The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______ The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______ The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding US$5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______ The investor certifies that it is a trust with total assets of at least US$5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

Initial _______ The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of US$5,000,000.

Initial _______ The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, or a registered investment company.

25

*	For purposes of calculating your net worth in this form, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.

26

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws. As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

ANTI-MONEY LAUNDERING INFORMATION FORM

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME: ______________________________________________________

LEGAL ADDRESS: ______________________________________________________

                                    ______________________________________________________

SSN# or TAX ID#

OF INVESTOR: ______________________________________________________

YEARLY INCOME:  _________________________________________________________

NET WORTH:  ______________________________________________________________ *

* For purposes of calculating your net worth in this form, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.

INVESTMENT OBJECTIVE(S) FOR ALL INVESTORS:  __________________________

ADDRESS OF BUSINESS OR OF EMPLOYER:___________________________________

                                                                                      _______________________________

FOR INVESTORS WHO ARE INDIVIDUALS: AGE:  _____________________________

FOR INVESTORS WHO ARE INDIVIDUALS: OCCUPATION: _______________________________________

FOR INVESTORS WHO ARE ENTITIES: NATURE OF BUSINESS: ____________________________________

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.	Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.
Current Driver’s License	or	Valid Passport	or	Identity Card

(Circle one or more)

2.	If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.
3.	Please advise where the funds were derived from to make the proposed investment:
Investments	Savings	Proceeds of Sale	Other ____________

(Circle one or more)

27

Signature:  _______________________________________

Print Name:  _____________________________________

Title (if applicable):  _______________________________

Date:  __________________________________________

Company Disclosure Schedule

This Company Disclosure Schedule is made and given pursuant to that certain Subscription Agreement (the “Agreement”) by and among Odyssey Semiconductor Technologies, Inc. (the “Company”), and the Purchaser set forth on the signature page thereto, dated as of [●], 2019 and should be considered an integral part of the Agreement. This Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in Section 3 of the Agreement; and to the extent that it is reasonably apparent from the context thereof that such disclosure also applies to any other numbered paragraph contained in Section 3, the disclosures in any numbered paragraph of the Company Disclosure Schedule shall qualify such other corresponding numbered paragraph in Section 3. Any terms defined in the Agreement will have the same meaning when used in this Company Disclosure Schedule as when used in the Agreement, unless the context otherwise requires.

Nothing in this Company Disclosure Schedule is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant. Inclusion of any item in this Company Disclosure Schedule (1) does not represent a determination that such item is material or establishes a standard of materiality, (2) does not represent a determination that such item did not arise in the ordinary course of business, (3) does not represent a determination that the transactions contemplated by the Agreement require the consent of third parties, and (4) will not constitute, or be deemed to be, an admission to any third party concerning such item.

Matters reflected in this Company Disclosure Schedule are not necessarily limited to matters required by the Agreement to be reflected herein. Any additional matters are set forth for information purposes and do not necessarily include other matters of a similar nature. Any disclosures contained in this Company Disclosure Schedule which refer to a document are qualified in their entirety by reference to the text of such document and all schedules, exhibits and other documents incorporated by reference therein.

The section headings contained in this Company Disclosure Schedule are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Company Disclosure Schedule.

28

3a. Organization and Qualification.

Subsidiaries of the Company

  Odyssey Semiconductor, Inc. following the completion of the Share Exchange.

3c. Capitalization.

Pro Forma Capitalization

Minimum Offering Amount - $2.5 Million

	Fully Diluted
	Total	Percent
	Common Shares	Ownership

Company Stockholders	9,233,334	74.51%
Subtotal:	9,233,334	74.51%

$2.5 M Minimum PPO Financing
PPO Investors @ $1.50/share	1,666,667	13.45%
Placement Agent Warrants[1]	166,667	1.34%
Subtotal:	1,833,334	14.79%

Equity Incentive Plan (EIP)	1,326,000	10.70%

Total:	12,392,668	100.00%

1 Placement Agent Warrants represent 10% of the shares sold to PPO Investors @ $1.50 exercise price and 5 year exercise period.

29

Maximum Offering Amount - $3.5 Million

	Fully Diluted
	Total	Percent
	Common Shares	Ownership

Company Stockholders	9,233,334	70.34%
Subtotal:	9,233,334	70.34%

$3.5 M Maximum PPO Financing
PPO Investors @ $1.50/share	2,333,334	17.78%
Placement Agent Warrants[1]	233,334	1.78%
Subtotal:	2,566,668	19.55%

Equity Incentive Plan (EIP)	1,326,000	10.10%

Total:	13,126,002	100.00%

1 Placement Agent Warrants represent 10% of the shares sold to PPO Investors @ $1.50 exercise price and 5 year exercise period.

(ii) See Schedule 3c

(iii) See Schedule 3(dd).

(iv) None.

(vi) None.

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3e. No Conflicts.

None.

3f. Absence of Litigation.

None.

3k. Intellectual Property Rights.

N/A.

3n. Title.

N/A.

3q. Rights of First Refusal.

None.

3dd. Use of Proceeds

The Company anticipates that it will use the net proceeds of this offering, together with existing cash, cash equivalents and short-term marketable securities, to fund research and development and for working capital and general operating expenses. The Company may also use a portion of the remaining net proceeds to in-license, acquire, or invest in complementary businesses, technologies, products or assets. However, the Company has no current commitments or obligations to do so.

EXHIBIT A

Form of Registration Rights Agreement

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EXHIBIT B

RISK FACTORS

An investment in our Shares is speculative and involves a high degree of risk. You should carefully consider the following risk factors before deciding to invest in our Shares. Other than the risks and uncertainties described below, additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business, financial condition and operating results. If any of the following risks, or any other risks not described below, actually occur, it is likely that our business, financial condition and operating results could be seriously harmed. As a result, you could lose part or all of your investment.

Information provided here concerning the Offering and the Company’s business assumes that the Company is successful in acquiring Odyssey Semiconductor, Inc. (“Odyssey”) through the Share Exchange and that the business of JR2J, LLC (“JR2J”), a wholly-owned subsidiary of Odyssey, will be the business of the Company. Unless the context otherwise requires, the terms “we,” “our,” “ours,” “us” and the “Company” include Odyssey Semiconductor Technologies, Inc., Odyssey and JR2J, assuming the consummation of the Share Exchange.

The term “Shares” refers to shares of Common Stock of Odyssey Semiconductor Technologies, Inc.

Defined terms used in this “Risk Factors” section unless otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

Risks Relating to Our Business, Growth Prospects and Operating Results

We are recently formed and have never been profitable. Our lack of operating history makes it difficult to evaluate our business and prospects and may increase the risks associated with an investment in our Shares.

We were recently formed in 2016 and have only generated minimal revenue. Consequently, you may not be able to evaluate our business and prospects due to the lack of operating history. There can be no guarantee that we will ever be profitable. We may never become profitable, and, as a result, we could go out of business. Furthermore, we do not expect positive cash flow from operations in the near term. There is no assurance that actual cash requirements will not exceed our estimates.

Our principal stockholders and management own a significant percentage of our Common Stock and will be able to exert significant control over matters subject to shareholder approval.

Upon consummation of the Offering, assuming the sale of Shares for the Minimum Offering, our executive officers, directors, holders of 5% or more of our Common Stock and their respective affiliates will beneficially own in the aggregate approximately 77.2% of our outstanding Common Stock. As a result of their share ownership, these holders may have the ability to influence our management and policies and will be able to significantly affect the outcome of matters requiring stockholder approval such as elections of directors, amendments of our organizational documents or approvals of any merger, sale of assets or other major corporate transaction. This may prevent or discourage unsolicited acquisition proposals or offers for our Common Stock that our stockholders may feel are in their best interest.

You will not have information about the identity and qualifications of all members of our Board of Directors when you are making the decision whether to invest in our Company.

Following the Share Exchange, we plan to have a Board of Directors consisting of four members, the majority of which will be independent within the meaning of the Nasdaq Stock Market’s corporate governance rules. The Board of Directors has the vital role of shaping the policies and direction of a company and overseeing the corporate operation. When you are making an investment decision whether to invest in our Company, you will not have information about the identity and qualifications of all members of our Board of Directors who will be instrumental to the future performance and success of the Company.

If we do not have access to capital on favorable terms, on the timeline we anticipate, or at all, our financial condition and results of operations could be materially adversely affected.

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We will require a substantial amount of capital to meet our operating requirements and remain competitive. We anticipate to routinely incur significant costs to implement new manufacturing and information technologies, to increase our productivity and efficiency, to upgrade equipment and to expand production capacity, and there can be no assurance that we will realize a return on the capital expended. We also anticipate to incur material amounts of debt to fund these requirements. Significant volatility or disruption in the global financial markets may result in us not being able to obtain additional financing on favorable terms, on the timeline we anticipate, or at all, and we may not be able to refinance, if necessary, any outstanding debt when due, all of which could have a material adverse effect on our financial condition. Any inability to obtain additional funding on favorable terms, on the timeline we anticipate, or at all, may cause us to curtail our operations significantly, reduce planned capital expenditures and research and development, or obtain funds through arrangements that management does not currently anticipate, including disposing of our assets and relinquishing rights to certain technologies, the occurrence of any of which may significantly impair our ability to remain competitive. If our operating results falter, our cash flow or capital resources prove inadequate, or if interest rates increase significantly, we could face liquidity problems that could materially and adversely affect our results of operations and financial condition.

Because we are a company with a very limited operating history and revenues and are only minimally capitalized, we have a lack of liquidity and may need additional financing in the future. Additional financing may not be available when needed, which could delay our development or indefinitely postpone it. Our investors could lose some or all of their investment.

We are only minimally capitalized. Therefore, we expect to experience a lack of liquidity for the near future in our operations. We expect to adjust our expenses as necessary to prevent cash flow or liquidity problems. However, we expect we may need additional financing during the next twelve months, which we do not now possess, to fully develop our products and operations. We expect to rely principally upon our ability to raise additional financing, the success of which cannot be guaranteed. If we need additional capital, we may need to identify alternate sources of capital for working capital purposes. To the extent that we experience a substantial lack of liquidity, our development in accordance with our proposed plan may be delayed or indefinitely postponed, our operations could be impaired, we may never become profitable, fail as an organization, and our investors could lose some or all of their investment.

If our estimates related to expenditures are inaccurate, our business may fail.

Our success is dependent in part upon the accuracy of our management's estimates of expenditures for the next twelve months and beyond. If such estimates are inaccurate, or we encounter unforeseen expenses and delays, we may not be able to carry out our business plan, which could result in the failure of our business.

We may not obtain insurance coverage to adequately cover all significant risk exposures.

We will be exposed to liabilities that are unique to the products we provide. There can be no assurance that we will acquire or maintain insurance for certain risks, that the amount of our insurance coverage will be adequate to cover all claims or liabilities, or that we will not be forced to bear substantial costs resulting from risks and uncertainties of business. It also may not be possible to obtain insurance to protect against all operational risks and liabilities. The failure to obtain adequate insurance coverage on terms favorable to us, or at all, could have a material adverse effect on our business, financial condition and results of operations.

If product liability lawsuits are brought against us, we may incur substantial liabilities.

We may face a potential risk of product liability as a result of any of the products that we develop, manufacture and/or offer for sale. For example, we may be sued if any product we develop, manufacture and/or sell allegedly causes injury or is found to be otherwise unsuitable during product testing, manufacturing, marketing or sale. Any such product liability claims may include allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the product, negligence, strict liability and a breach of warranties. Claims could also be asserted under state consumer protection acts. If we cannot successfully defend ourselves against product liability claims, we may incur substantial liabilities. Even successful defense would require significant financial and management resources. Regardless of the merits or eventual outcome, liability claims may result in:

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  decreased demand for products that we may offer for sale;
  injury to our reputation;
  costs to defend the related litigation;
  a diversion of management's time and our resources;
  substantial monetary awards to trial participants or patients; and
  product recalls, withdrawals or labeling, marketing or promotional restrictions.

We currently do not maintain any product liability insurance, but intend to obtain such insurance when we commence commercial operations and product manufacturing. However, there is no guarantee that we will be able to obtain product liability insurance or that such insurance will be affordable or sufficient. If we are unable to obtain or retain sufficient product liability insurance coverage, it could prevent or inhibit the commercialization of products we develop. Even if we obtain product liability insurance in the future, we may have to pay amounts awarded by a court or negotiated in a settlement that exceed our coverage limitations or that are not covered by our insurance, and we may not have, or be able to obtain, sufficient capital to pay such amounts.

Natural disasters and other business disruptions could cause significant harm to our business operations and facilities and could adversely affect our supply chain and our customer base, any of which may materially adversely affect our business, results of operation, and financial condition.

We expect that our manufacturing and other facilities and distribution centers, as well as the operations of our third-party suppliers, are susceptible to losses and interruptions caused by floods, hurricanes, earthquakes, typhoons, and similar natural disasters, as well as power outages, telecommunications failures, industrial accidents, and similar events. The occurrence of natural disasters in any of the regions in which we or our suppliers will operate could severely disrupt the operations of our businesses by negatively impacting our supply chain, our ability to deliver products, and the cost of our products. Such events can negatively impact revenue and earnings and can significantly impact cash flow, both from decreased revenue and from increased costs associated with the event. In addition, these events could cause consumer confidence and spending to decrease. We plan to carry insurance to generally compensate for losses of the type noted above, however, such insurance may not be adequate to cover all losses that may be incurred or continue to be available in the affected area at commercially reasonable rates and terms. To the extent any losses from natural disasters or other business disruptions are not covered by insurance, any costs, write-downs, impairments and decreased revenue can materially adversely affect our business, our results of operations and our financial condition.

We may be subject to litigation from time to time during the normal course of business, which may adversely affect our business, financial condition and results of operations.

From time to time in the normal course of business or otherwise, we may become subject to litigation that may result in liability material to our financial statements as a whole or may negatively affect our operating results if changes to business operation are required. The cost to defend such litigation may be significant and may require a diversion of our resources. There also may be adverse publicity associated with litigation that could negatively affect customer perception of our products and business, regardless of whether the allegations are valid or whether we are ultimately found liable. As a result, litigation may adversely affect our business, financial condition and results of operations.

Risks Related to the Semiconductor Industry

Downturns or volatility in general economic conditions could have a material adverse effect on our business and results of operations.

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In recent years, worldwide semiconductor industry sales have tracked the impact of the financial crisis, subsequent recovery and persistent economic uncertainty. We believe that the state of economic conditions in the United States is particularly uncertain due to recent and expected shifts in legislative and regulatory conditions concerning, among other matters, international trade and taxation, and that an uneven recovery or a renewed global downturn may put pressure on our sales due to reductions in customer demand as well as customers deferring purchases. Volatile and/or uncertain economic conditions can adversely impact sales and profitability and make it difficult for us and our competitors to accurately forecast and plan our future business activities. To the extent we incorrectly plan for favorable economic conditions that do not materialize or take longer to materialize than expected, we may face oversupply of our products relative to customer demand. Reduced customer spending may in the future drive us and our competitors, to reduce product pricing, which will result in a negative effect on gross profit. Moreover, volatility in revenue as a result of unpredictable economic conditions may alter our anticipated working capital needs and interfere with our short-term and long-term strategies. To the extent that our sales, profitability and strategies are negatively affected by downturns or volatility in general economic conditions, our business and results of operations may be materially adversely affected.

The loss of a large customer, or a significant reduction in the revenue we generate from any large customer, could materially adversely affect our revenue, profitability, and results of operations.

We cannot assure you that any of our large customers in the future will not cease purchasing products from us in favor of products produced by other suppliers, significantly reduce orders or seek price reductions in the future, and any such event could have a material adverse effect on our revenue, profitability, and results of operations.

In addition, if a significant portion of our revenue is derived from customers in certain industries, a downturn or lower sales to customers in such industries could materially adversely affect our business and results of operations.

The semiconductor industry is highly cyclical, and significant downturns or upturns in customer demand can materially adversely affect our business and results of operations.

The semiconductor industry is highly cyclical and, as a result, is subject to significant downturns and upturns in customer demand for semiconductors and related products. We cannot accurately predict the timing of future downturns and upturns in the semiconductor industry or how severe and prolonged these conditions might be. Significant downturns often occur in connection with, or in anticipation of, maturing product cycles (for semiconductors and for the end-user products in which they are used) or declines in general economic conditions and can result in reduced product demand, production overcapacity, high inventory levels and accelerated erosion of average selling prices, any of which could materially adversely affect our operating results as a result of increased operating expenses outpacing decreased revenue, reduced margins, underutilization of our manufacturing capacity and/or asset impairment charges. On the other hand, significant upturns can cause us to be unable to satisfy demand in a timely and cost efficient manner. In the event of such an upturn, we may not be able to expand our workforce and operations in a sufficiently timely manner, procure adequate resources and raw materials, or locate suitable third-party suppliers to respond effectively to changes in demand for our existing products or to the demand for new products requested by our customers, and our business and results of operations could be materially and adversely affected.

Rapid innovation and short product life cycles in the semiconductor industry can result in price erosion of older products, which may materially adversely affect our business and results of operations.

The semiconductor industry is characterized by rapid innovation and short product life cycles, which often results in price erosion, especially with respect to products containing older technology. Products are frequently replaced by more technologically advanced substitutes and, as demand for older technology falls, the price at which such products can be sold drops, in some cases precipitously. In addition, our and our competitors’ excess inventory levels can accelerate general price erosion.

Shortages or increased prices of raw materials could materially adversely affect our results of operations.

Our manufacturing processes will rely on many raw materials. Generally, we expect that our agreements with suppliers of raw materials will impose no minimum or continuing supply obligations, and we will obtain our raw materials and supplies from a large number of sources on a just-in-time basis. From time to time, suppliers of raw materials may extend lead times, limit supplies or increase prices due to capacity constraints or other factors beyond our control. Shortages could occur in various essential raw materials due to interruption of supply or increased demand. If we are unable to obtain adequate supplies of raw materials in a timely manner, the costs of our raw materials increases significantly, their quality deteriorates or they give rise to compatibility or performance issues in our products, our results of operations could be materially adversely affected.

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Our facilities and processes may be interdependent and an operational disruption at any particular facility could have a material adverse effect on our ability to produce our products, which would materially adversely affect our business and results of operations.

We may utilize an integrated manufacturing platform in which multiple facilities may each produce one or more components necessary for the assembly of a single product. If we do, an operational disruption at a facility toward the front-end of our manufacturing process may have a disproportionate impact on our ability to produce our products. For example, if our multiple facilities rely predominantly on one third-party for manufacturing at the front-end of its manufacturing process, in the event of any operational disruption, natural or man-made disaster or other extraordinary event at such third-party facility, we may be unable to effectively source replacement components on acceptable terms from qualified third parties, in which case our ability to produce our products could be materially disrupted or delayed.

Conversely, if our facilities are single source facilities that only produce one of our end-products, a disruption at any such facility would materially delay or cease production of the related product. In the event of any such operational disruption, we may experience difficulty in beginning production of replacement components or products at new facilities (for example, due to construction delays) or transferring production to other existing facilities (for example, due to capacity constraints or difficulty in transitioning to new manufacturing processes), any of which could result in a loss of future revenues and materially adversely affect our business and results of operations.

If our technologies are subject to claims of infringement on the intellectual property rights of third parties, efforts to address such claims could have a material adverse effect on our results of operations.

We may from time to time be subject to claims that we may be infringing third-party intellectual property (“IP”) rights. If necessary or desirable, we may seek licenses under such IP rights. However, we cannot assure you that we will obtain such licenses or that the terms of any offered licenses will be acceptable to us. The failure to obtain a license from a third-party for IP we use could cause us to incur substantial liabilities or to suspend the manufacture or shipment of products or our use of processes requiring such technologies. Further, we may be subject to IP litigation, which could cause us to incur significant expense, materially adversely affect sales of the challenged product or technologies and divert the efforts of our technical and management personnel, whether or not such litigation is resolved in our favor. In the event of an adverse outcome in any such litigation, we may be required to:

•	pay substantial damages;
•	indemnify customers or distributors;
•	cease the manufacture, use, sale or importation of infringing products;
•	expend significant resources to develop or acquire non-infringing technologies;
•	discontinue the use of processes; or
•	obtain licenses, which may not be available on reasonable terms, to the infringing technologies.

The outcome of IP litigation is inherently uncertain and, if not resolved in our favor, could materially and adversely affect our business, financial condition and results of operations.

We may be unable to maintain manufacturing efficiency, which could have a material adverse effect on our results of operations.

We believe that our success will materially depend on our ability to maintain or improve our margin levels related to manufacturing. Semiconductor manufacturing requires advanced equipment and significant capital investment, leading to high fixed costs, which include depreciation expense. Manufacturing semiconductor components also involves highly complex processes that we and our competitors are continuously modifying to improve yields and product performance. In addition, impurities, waste or other difficulties in the manufacturing process can lower production yields. Our manufacturing efficiency will be an important factor in our future profitability, and we cannot assure you that we will be able to manufacture efficiently, increase manufacturing efficiency to the same extent as our competitors, or be successful in our manufacturing rationalization plans. If we are unable to utilize manufacturing and testing facilities at expected levels, or if production capacity increases while revenue does not, the fixed costs and other operating expenses associated with these facilities will not be fully absorbed, resulting in higher average unit costs and lower gross profits, which could have a material adverse effect on our results of operations.

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The failure to successfully implement cost reduction initiatives, including through restructuring activities, could materially adversely affect our business and results of operations.

From time to time, we may implement cost reduction initiatives in response to significant downturns in our industry, including relocating manufacturing to lower cost regions, transitioning higher-cost external supply to internal manufacturing, working with our material suppliers to lower costs, implementing personnel reductions and voluntary retirement programs, reducing employee compensation, temporary shutdowns of facilities with mandatory vacation and aggressively streamlining our overhead.

We cannot assure you that any cost reduction initiatives will be successfully or timely implemented or that they will materially and positively impact profitability.

If we are unable to identify and make the substantial research and development investments required to remain competitive in our business, our business, financial condition and results of operations may be materially adversely affected.

The semiconductor industry requires substantial investment in research and development in order to develop and bring to market new and enhanced technologies and products. The development of new products is a complex and time-consuming process and often requires significant capital investment and lead time for development and testing. We cannot assure you that we will have sufficient resources to maintain the level of investment in research and development that is required to remain competitive.

In addition, the lengthy development cycle for our products will limit our ability to adapt quickly to changes affecting the product markets and requirements of our customers and end-users. There can be no assurance that we will win competitive bid selection processes, known as “design wins,” for new products. In addition, design wins do not guarantee that we will make customer sales or that we will generate sufficient revenue to recover design and development investments, as expenditures for technology and product development are generally made before the commercial viability for such developments can be assured. There is no assurance that we will realize a return on the capital expended to develop new products, that a significant investment in new products will be profitable or that we will have margins as high as we anticipate at the time of investment or have experienced historically. To the extent that we underinvest in our research and development efforts, or that our investments and capital expenditures in research and development do not lead to sales of new products, we may be unable to bring to market technologies and products that are attractive to our customers, and as a result our business, financial condition and results of operations may be materially adversely affected.

We may be unable to develop new products to satisfy changing customer demands or regulatory requirements, which may materially adversely affect our business and results of operations.

The semiconductor industry is characterized by rapidly changing technologies, evolving regulatory and industry standards and certifications, changing customer needs and frequent new product introductions. Our success will be largely dependent on our ability to accurately predict, identify and adapt to changes affecting the requirements of our customers in a timely and cost-effective manner. Additionally, the emergence of new industry or regulatory standards and certification requirements may adversely affect the demand for our products. We plan to focus our new product development efforts on market segments and applications that we anticipate will experience growth, but there can be no assurance that we will be successful in identifying high-growth areas or develop products that meet industry standards or certification requirements in a timely manner. A fundamental shift in technologies, the regulatory climate or consumption patterns and preferences in our existing product markets or the product markets of our customers or end-users could make our current products obsolete, prevent or delay the introduction of new products that we planned to make or render our current or new products irrelevant to our customers’ needs. If our new product development efforts fail to align with the needs of our customers, including due to circumstances outside of our control like a fundamental shift in the product markets of our customers and end users or regulatory changes, our business and results of operations could be materially adversely affected.

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Uncertainties regarding the timing and amount of customer orders could lead to excess inventory and write-downs of inventory that could materially adversely affect our financial condition and results of operations.

We expect that our sales will be typically made pursuant to individual purchase orders or customer agreements, and we do not expect to have long-term supply arrangements with our customers requiring a commitment to purchase. We expect that the agreements with our customers may allow them to cancel orders prior to shipment for standard products and, generally prior to start of production for custom products without incurring a penalty. We anticipate to routinely generate inventory based on customers’ estimates of end-user demand for their products, which is difficult to predict. In times of under supply for certain products, some customers could respond by inflating their demand signals. As markets level off and supply capacity begins to match actual market demands, we could experience an increased risk of inventory write-downs, which may materially adversely affect our results of operations and our financial condition. In addition, our customers may change their inventory practices on short notice for any reason. Furthermore, short customer lead times are standard in the industry due to overcapacity. The cancellation or deferral of product orders, the return of previously sold products, or overproduction of products due to the failure of anticipated orders to materialize could result in excess obsolete inventory, which could result in write-downs of inventory or the incurrence of significant cancellation penalties under our arrangements with our raw materials and equipment suppliers. Unsold inventory, canceled orders and cancellation penalties may materially adversely affect our results of operations, and inventory write-downs, which may materially adversely affect our financial condition.

Our customers may require our products to undergo a lengthy and expensive qualification process without any assurance of product sales

Prior to purchasing our products, our customers may require that our products undergo an extensive qualification process, which involves testing of the products in the customer's system as well as rigorous reliability testing. This qualification process may continue for a few months or longer. However, qualification of a product by a customer does not ensure any sales of the product to that customer. Even after successful qualification and sales of a product to a customer, a subsequent revision to the product or software, changes in the product’s manufacturing process or the selection of a new supplier by us may require a new qualification process, which may result in delays and in us holding excess or obsolete inventory. After our products are qualified, it can take an additional few months or more before the customer commences volume production of components or devices that incorporate our products. Despite these uncertainties, we will devote substantial resources, including design, engineering, sales, marketing and management efforts, toward qualifying our products with customers in anticipation of sales. If we are unsuccessful or delayed in qualifying any of our products with a customer, such failure or delay would preclude or delay sales of such product to the customer, which may impede our growth and cause our business to suffer.

The semiconductor industry is highly competitive, and our inability to compete effectively could materially adversely affect our business and results of operations.

The semiconductor industry is highly competitive, and our ability to compete successfully depends on elements both within and outside of our control. We will face significant competition from major global semiconductor companies as well as smaller companies focused on specific market niches. In addition, companies not currently in direct competition with us may introduce competing products in the future.

Our inability to compete effectively could materially adversely affect our business and results of operations. Products or technologies developed by competitors that are larger and have more substantial research and development budgets, or that are smaller and more targeted in their development efforts, may render our products or technologies obsolete or noncompetitive. We also may be unable to market and sell our products if they are not competitive on the basis of price, quality, technical performance, features, system compatibility, customized design, innovation, availability, delivery timing and reliability. If we fail to compete effectively on developing strategic relationships with customers and customer sales and technical support, our sales and revenue may be materially adversely affected. Competitive pressures may limit our ability to raise prices, and any inability to maintain revenue or raise prices to offset increases in costs could have a significant adverse effect on our gross margin. Reduced sales and lower gross margins would materially adversely affect our business and results of operations.

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The semiconductor industry has experienced rapid consolidation and our inability to compete with large competitors or failure to identify attractive opportunities to consolidate may materially adversely affect our business.

The semiconductor industry is characterized by the high costs associated with developing marketable products and manufacturing technologies as well as high levels of investment in production capabilities. As a result, the semiconductor industry has experienced, and may continue to experience, significant consolidation among companies and vertical integration among customers. Larger competitors resulting from consolidations may have certain advantages over us, including, but not limited to: substantially greater financial and other resources with which to withstand adverse economic or market conditions and pursue development, engineering, manufacturing, marketing and distribution of their products; longer independent operating histories; presence in key markets; patent protection; and greater name recognition. In addition, we may be at a competitive disadvantage to our peers if we fail to identify attractive opportunities to acquire companies to expand our business. Consolidation among our competitors and integration among our customers could erode our market share, negatively impact our capacity to compete and require us to restructure our operations, any of which would have a material adverse effect on our business.

We will be dependent on the services of third-party suppliers and contract manufacturers, and any disruption in or deterioration of the quality of the services delivered by such third parties could materially adversely affect our business and results of operations.

We plan to use third-party contractors for certain of our manufacturing activities. Our agreements with these manufacturers may require us to commit to purchase services based on forecasted product needs, which may be inaccurate, and, in some cases, require longer-term commitments. We will be also dependent upon a limited number of highly specialized third-party suppliers for required components and materials for certain of our key technologies. Arranging for replacement manufacturers and suppliers can be time consuming and costly, and the number of qualified alternative providers can be extremely limited. Our business operations, productivity and customer relations could be materially adversely affected if these contractual relationships were disrupted or terminated, the cost of such services increased significantly, the quality of the services provided deteriorated or our forecasted needs proved to be materially incorrect.

Our potential future global operations may subject us to risks inherent in doing business on a global level that could adversely impact our business, financial condition and results of operations.

We anticipate that a certain amount of our total revenue may be derived from countries outside of the United States, and we might maintain certain operations in these regions. In addition, we may rely on a number of contract manufacturers whose operations are primarily located in outside of the United States. Risks inherent in doing business on a global level include, among others, the following:

•	economic and geopolitical instability (including as a result of the threat or occurrence of armed international conflict or terrorist attacks);
•	changes in regulatory requirements, international trade agreements, tariffs, customs, duties and other trade barriers;
•	licensing requirements for the import or export of certain products;
•	exposure to different legal standards, customs, business practices, tariffs, duties and other trade barriers, including changes with respect to price protection, competition practices, IP, anti-corruption and environmental compliance, trade and travel restrictions, pandemics, import and export license requirements and restrictions, and accounts receivable collections;
•	transportation and other supply chain delays and disruptions;

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•	power supply shortages and shutdowns;
•	difficulties in staffing and managing foreign operations, including collective bargaining agreements and workers councils, exposure to foreign labor laws and other employment and labor issues;
•	currency fluctuations;
•	currency convertibility and repatriation;
•	taxation of our earnings and the earnings of our personnel;
•	limitations on the repatriation of earnings and potential additional taxation of foreign profits in the U.S.;
•	potential violations by our international employees or third-party agents of international or U.S. laws relevant to foreign operations (e.g., the Foreign Corrupt Practices Act (“FCPA”));
•	difficulty in enforcing intellectual property rights; and
•	other risks relating to the administration of or changes in, or new interpretations of, the laws, regulations and policies of the jurisdictions in which we conduct our business.

We cannot assure you that we will be successful in overcoming the risks that relate to or arise from operating in international markets, the materialization of any of which could materially adversely affect our business, financial condition and results of operations.

Changes in tariffs or other government trade policies may materially adversely affect our business and results of operations, including by reducing demand for our products.

The imposition of tariffs and trade restrictions as a result of international trade disputes or changes in trade policies may adversely affect our sales and profitability. For example, in 2018 and 2019, the U.S. government imposed and proposed, among other actions, new or higher tariffs on specified imported products originating from China in response to what it characterizes as unfair trade practices, and China has responded by imposing and proposing new or higher tariffs on specified products including some semiconductors fabricated in the United States. There can be no assurance that a broader trade agreement will be successfully negotiated between the United States and China to reduce or eliminate these tariffs. These tariffs, and the related geopolitical uncertainty between the United States and China, may cause decreased end-market demand for our products from distributors and other customers, which could have a material adverse effect on our business and results of operations. For example, certain of our foreign customers may respond to the imposition of tariffs or threat of tariffs on products we produce by delaying purchase orders, purchasing products from our competitors or developing their own products. Ongoing international trade disputes and changes in trade policies could also impact economic activity and lead to a general contraction of customer demand. In addition, tariffs on components that we may import from China or other nations that have imposed, or may in the future impose, tariffs will adversely affect our profitability unless we are able to exclude such components from the tariffs or we raise prices for our products, which may result in our products becoming less attractive relative to products offered by our competitors. Future actions or escalations by either the United States or China that affect trade relations may also impact our business, or that of our suppliers or customers, and we cannot provide any assurances as to whether such actions will occur or the form that they may take. To the extent that our sales or profitability are negatively affected by any such tariffs or other trade actions, our business and results of operations may be materially adversely affected.

Changes in government trade policies could limit our ability to sell our products to certain customers, which may materially adversely affect our sales and results of operations.

The U.S. Congress or U.S. regulatory authorities may take administrative, legislative or regulatory action that could materially interfere with our ability to make sales, particularly in China. We could experience unanticipated restrictions on our ability to sell to certain foreign customers where sales of products and the provision of services may require export licenses or are prohibited by government action. For example, the U.S. Department of Commerce could ban the export of U.S. products to foreign customers. The terms and duration of any such restrictions may not be known to us in advance and may be subject to ongoing modifications. Even to the extent such restrictions are subsequently lifted, any financial or other penalties imposed on affected foreign customers could have a negative impact on future orders. Such foreign customers may also respond to sanctions or the threat of sanctions by developing their own solutions or adopting alternative solutions or competitors’ solutions. The loss or temporary loss of customers as a result of such future regulatory limitations could materially adversely affect our sales, business and results of operations.

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We may be unable to attract and retain highly skilled personnel.

Our success depends on our ability to attract, motivate and retain highly skilled personnel, including technical, marketing, management and staff personnel. In the semiconductor industry, the competition for qualified personnel, particularly experienced design engineers and other technical employees, is intense, particularly when the business cycle is improving. During such periods, competitors may try to recruit our most valuable technical employees. Moreover, there can be no assurance that we will be able to retain our current personnel or recruit the key personnel we require. Loss of the services of, or failure to effectively recruit, qualified personnel, including senior managers, could have a material adverse effect on our competitive position and on our business.

If we are unable to protect the intellectual property we use, our business, results of operations and financial condition could be materially adversely affected.

The enforceability of any patents, trademarks, copyrights, software licenses and other IP we own may be uncertain in certain circumstances. Effective IP protection may be unavailable, limited or not applied for in the U.S. and internationally. The various laws and regulations governing registered and unregistered IP assets, patents, trade secrets, trademarks, mask works and copyrights to protect products and technologies are subject to legislative and regulatory change and interpretation by courts. With respect to our IP generally, we cannot assure you that:

•	any of the U.S. or foreign patents and pending patent applications that we may employ in our business will not lapse or be invalidated, circumvented, challenged, abandoned or licensed to others;
•	any of our pending or future patent applications will be issued or have the coverage originally sought;
•	any of the trademarks, copyrights, trade secrets, know-how or mask works that we employ or will employ in our business will not lapse or be invalidated, circumvented, challenged, abandoned or licensed to others; or
•	any of our pending or future trademark, copyright, or mask work applications will be issued or have the coverage originally sought.

If we seek to enforce our rights, we may be subject to claims that the IP right is invalid, is otherwise not enforceable or is licensed to the party against whom we are asserting a claim. In addition, our assertion of IP rights may result in the other party seeking to assert alleged IP rights of its own against us, which may materially adversely impact our business. An unfavorable ruling in these sorts of matters could include money damages or an injunction prohibiting us from manufacturing or selling one or more products, which could in turn negatively affect our business, results of operations or cash flows.

In addition, some of our products and technologies may not be covered by any patents or pending patent applications. We intend to protect our proprietary technologies, including technologies that may not be patented or patentable, in part by confidentiality agreements and, if applicable, inventors’ rights agreements with our collaborators, advisors, employees and consultants. We cannot assure you that these agreements will not be breached, that we will have adequate remedies for any breach or that persons or institutions will not assert rights to IP arising out of our research. Should we be unable to protect our IP, competitors may develop products or technologies that duplicate our products or technologies, benefit financially from innovations for which we bore the costs of development and undercut the sales and marketing of our products, all of which could have a material adverse effect on our business, results of operations and financial condition.

Environmental and health and safety liabilities and expenditures could materially adversely affect our results of operations and financial condition.

Our future manufacturing operations may be subject to various environmental laws and regulations relating to the management, disposal and remediation of hazardous substances and the emission and discharge of pollutants into the air, water and ground, and we may be identified as either a primary responsible party or a potentially responsible party at sites where we or our predecessors operated or disposed of waste in the past. Our operations may also be subject to laws and regulations relating to workplace safety and worker health, which, among other requirements, regulate employee exposure to hazardous substances. We intend to purchase environmental insurance to cover certain claims related to historical contamination and future releases of hazardous substances. However, we cannot assure you that such insurance, if purchased, will cover any or all of our material environmental costs. In addition, the nature of our future operations may expose us to the continuing risk of environmental and health and safety liabilities including:

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•	changes in U.S. and international environmental or health and safety laws or regulations, including, but not limited to, future laws or regulations imposed in response to climate change concerns;
•	the manner in which environmental or health and safety laws or regulations will be enforced, administered or interpreted;
•	our ability to enforce and collect under indemnity agreements and insurance policies relating to environmental liabilities;
•	the cost of compliance with future environmental or health and safety laws or regulations or the costs associated with any future environmental claims, including the cost of clean-up of currently unknown environmental conditions; or
•	the cost of fines, penalties or other legal liability, should we fail to comply with environmental or health and safety laws or regulations.

To the extent that we face unforeseen environmental or health and safety compliance costs or remediation expenses or liabilities that are not covered by insurance, we may bear the full effect of such costs, expense and liabilities, which could materially adversely affect our results of operations and financial condition.

Warranty claims, product liability claims and product recalls could harm our business, results of operations and financial condition.

Manufacturing semiconductors is a highly complex and precise process, requiring production in a tightly controlled, clean environment. Minute impurities in our manufacturing materials, contaminants in the manufacturing environment, manufacturing equipment failures, and other defects can cause our products to be non-compliant with customer requirements or otherwise nonfunctional. We face an inherent business risk of exposure to warranty and product liability claims in the event that our products fail to perform as expected or such failure of our products results, or is alleged to result, in bodily injury or property damage (or both). In addition, if any of our designed products are or are alleged to be defective, we may be required to participate in their recall. A successful warranty or product liability claim against us in excess of our available insurance coverage, if any, and established reserves, or a requirement that we participate in a product recall, could have material adverse effects on our business, results of operations and financial condition. Additionally, in the event that our products fail to perform as expected or such failure of our products results in a recall, our reputation may be damaged, which could make it more difficult for us to sell our products to existing and prospective customers and could materially adversely affect our business, results of operations and financial condition.

Since a defect or failure in our product could give rise to failures in the goods that incorporate them (and claims for consequential damages against our customers from their customers), we may face claims for damages that are disproportionate to the revenue and profits we receive from the products involved. We plan to attempt to limit our liability through our standard terms and conditions of sale and other customer contracts in certain instances; however, there is no assurance that such limitations will be effective. To the extent that we are liable for damages in excess of the revenue and profits we received from the products involved, our results of operations and financial condition could be materially adversely affected.

A significant product defect or product recall could materially and adversely affect our brand image, causing a decline in our sales and profitability, and could reduce or deplete our financial resources.

Provided we are successful in developing and selling our products, any product defect could materially harm our brand image and could force us to conduct a product recall. This could damage our relationships with our customers. A product recall would be particularly harmful to us because we will likely have limited financial and administrative resources to effectively manage a product recall and it would detract management’s attention from implementing our core business strategies. As a result, a significant product defect or product recall could cause a decline in our sales and profitability and could reduce or deplete our financial resources.

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We may be subject to disruptions or breaches of our secured network that could irreparably damage our reputation and our business, expose us to liability and materially adversely affect our results of operations.

We may routinely collect and store sensitive data, including IP and other proprietary information about our business and our customers, suppliers and business partners. The secure processing, maintenance and transmission of this information will be critical to our operations and business strategy. We may be subject to disruptions or breaches of our secured network caused by computer viruses, illegal hacking, criminal fraud or impersonation, acts of vandalism or terrorism or employee error. Our security measures and/or those of our third-party service providers and/or customers may not detect or prevent such security breaches. The costs to us to reduce the risk of or alleviate cyber security breaches and vulnerabilities could be significant, and our efforts to address these problems may not be successful and could result in interruptions and delays that may materially impede our sales, manufacturing, distribution or other critical functions. Any such compromise of our information security could result in the misappropriation or unauthorized publication of our confidential business or proprietary information or that of other parties with which we do business, an interruption in our operations, the unauthorized transfer of cash or other of our assets, the unauthorized release of customer or employee data or a violation of privacy or other laws. In addition, computer programmers and hackers also may be able to develop and deploy viruses, worms and other malicious software programs that attack our products, or that otherwise exploit any security vulnerabilities, and any such attack, if successful, could expose us to liability to customer claims. Any of the foregoing could irreparably damage our reputation and business, which could have a material adverse effect on our results of operations.

Sales through distributors and other third parties will expose us to risks that, if realized, could have a material adverse effect on our results of operations.

We may sell a significant portion of our products through distributors. Distributors may sell products that compete with our products, and we may need to provide financial and other incentives to focus distributors on the sale of our products. We may rely on one or more key distributors for a product, and the loss of these distributors could reduce our revenue. Distributors may face financial difficulties, including bankruptcy, which could harm our collection of accounts receivable and financial results. Violations of the FCPA or similar laws by distributors or other third-party intermediaries could have a material impact on our business. Failure to manage risks related to our use of distributors may reduce sales, increase expenses, and weaken our competitive position, any of which could have a material adverse effect on our results of operations.

The failure to comply with the terms and conditions of our contracts could result in, among other things, damages, fines or other liabilities.

We expect to have a diverse customer base consisting of both private sector clients and public sector clients, including the U.S. government. Sales to our private sector clients are generally expected to be based on stated contractual terms, the terms and conditions on our website or terms contained in purchase orders on a transaction-by-transaction basis. Sales to our public sector clients are generally expected to be derived from sales to federal, state and local governmental departments and agencies through various contracts and programs, which may require compliance with regulations covering many areas of our operations, including, but not limited to, accounting practices, IP rights, information handling, and security. Noncompliance with contract terms, particularly with respect to highly-regulated public sector clients, or with government procurement regulations could result in fines or penalties against us, termination of such contracts or civil, criminal and administrative liability to the Company. With respect to public sector clients, the government’s remedies may also include suspension or debarment from future government business.  The effect of any of these possible actions or the adoption of new or modified procurement regulations or practices could materially adversely affect our business, financial position and results of operations.

Risks Related To the Offering and Our Shares

The offering price of the Shares has been arbitrarily determined.

The price of the Shares has been determined by management and the Placement Agents on an arbitrary basis and do not bear a relationship to our assets, book value or other recognized criteria of value and should not be regarded as an objective valuation or an indication of any future resale value of the Common Stock.

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Investors will have a limited say in management of our operations.

The Board of Directors and officers of Company will determine our policies with respect to business operations, be responsible for the management of Company’s operations and will supervise, direct, and manage the efforts of Company. Investors will not have any right to participate in the management of Company’s business.

We are relying upon certain exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), which if unavailable, could have a material adverse effect on our business and results of operations.

The Offering is being made in reliance upon the “private placement” exemption from registration specified by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, and the exemptions from registration provided by the laws of certain states in which the Offering is conducted. Reliance on these exemptions does not, however, constitute a representation or guarantee that such exemptions are, indeed, available. If for any reason the Offering is deemed not to qualify as exempt under Regulation D, and if no other exemption from registration or qualification is available, and the Offering is not registered or qualified with the applicable federal or state authorities, the offer and sale of the Shares would be deemed to have been made in violation of the applicable laws requiring such registration or qualification. As a remedy, in the event of such violation, each investor purchasing the Shares in the Offering would have the right to rescind his/her/its purchase of the Shares and to have his/her/its purchase price returned. If an investor requests a return of his/her/its purchase price, funds might not be available for that purpose. In that event, liquidation of our company might be required. Any refunds made would reduce funds available for our operations. A significant number of requests for rescission would probably leave us without funds sufficient to respond to such requests or successfully to proceed with our activities.

Resale of the Shares may be subject to significant restrictions due to state “Blue Sky” laws.

Each state has its own securities laws, often called “Blue Sky” laws, which (1) limit sales of securities to a state’s residents unless the securities are registered in that state or qualify for an exemption from registration, and (2) govern the reporting requirements for broker-dealers doing business directly or indirectly in the state. Before a security is sold in a state, there must be a registration in place to cover the transaction, or it must be exempt from registration. The applicable broker-dealer must also be registered in that state.

We do not know whether our securities will be registered or exempt from registration under the laws of any state. A determination regarding registration will be made by those broker-dealers, if any, who agree to serve as market makers for our Common Stock. There may be significant state Blue Sky law restrictions on the ability of investors to sell, and on purchasers to buy, our securities. You should therefore consider the resale market for the Shares to be limited, as you may be unable to resell the Shares without the significant expense of state registration or qualification.

The Shares offered hereunder are subject to limitation on sale and transfer.

The Shares are being offered and sold pursuant to one or more exemptions from the registration requirement of the Securities Act and without qualification or registration under the securities laws of various states. Consequently, these Shares may not be sold, transferred or hypothecated without registration under the Securities Act, and applicable state laws or without an exemption from such registration or qualification. The Shares will bear a legend restricting their transfer accordingly, and may bear certain legends required by state law where required.

As of the date of the sale of the Shares, shares of our Common Stock will not be publicly traded anywhere in the world, and there is a lack of liquidity for our Common Stock.

Our Common Stock is not publicly traded or listed for trading on any trading exchange and consequently there is a lack of liquidity for our Common Stock. Investors may have to bear the economic risk of an investment for an indefinite period of time. Except as provided in the Registration Rights Agreement, the offer and sale of the Shares will not be registered under the Securities Act or any state securities laws. Each purchaser of Shares will be required to represent that it is purchasing such Shares for its own account for investment purposes and not with a view to resale or distribution. No transfer of Shares may be made unless such transfer is registered under the Securities Act and applicable state securities laws, or an exemption therefrom is available, which will be noted on a restrictive legend placed on each Common Stock certificate, if issued, or via book-entry notation. In connection with any such transfer, we may require the transferor to provide us with an opinion of legal counsel stating that the transfer complies with such securities laws and to pay any costs we incur in connection with such transfer as a precondition to the effectiveness of the transfer. There is no public trading market for the Common Stock and such trading market may never exist.

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If our ability to register the resale of the Shares is limited, your ability to sell such Shares may be subject to substantial restrictions, and you may be required to hold such Shares for a period of time prior to sale, in which case you could suffer a substantial loss on such Shares.

If our ability to register the resale of the Shares is limited, then there will be substantial restrictions on your ability to transfer any Shares that are not registered for resale. During such time, the value of the Company and Common Stock may fluctuate, and you could suffer a substantial or total loss with respect to such Shares.

Shares of our Common Stock may be subject to lock-up or market standoff agreements with underwriters for our future public offering.

In the event that the Company decides to effect a public offering of its Common Stock in the future, the underwriters for such public offering may require all stockholders of the Company prior to the public offering to enter into customary lock-up or market standoff agreements pursuant to which, for a period of time as determined by the Company and the underwriters, the stockholders will not be allowed to sell or dispose of any shares or securities of the Company.

If we are unable to timely register the shares of Common Stock issued to stockholders in the Share Exchange or the Offering, then the ability to re-sell shares of such Common Stock will be delayed.

We have agreed, at our expense, to prepare a registration statement, and to cause our Company to file a registration statement with the SEC registering the resale of shares of our Common Stock to be issued in connection with the Share Exchange and the Offering. To the extent such registration statement is not declared effective by the SEC, or there are delays resulting from the SEC review process and comments raised by the SEC during that process, the shares of Common Stock proposed to be covered by such registration statement will not be eligible for resale until the registration statement is effective or an exemption from registration, such as Rule 144, becomes available. If the registration statement is not filed within a certain period of time after the closing of the Share Exchange, then we may be subject to certain liquidated damages pursuant to the registration rights agreement we will enter into with the holders of our Common Stock issued in connection with the Share Exchange and the Offering.

Our officers have broad discretion in the use of proceeds.

The executive officers of the Company will have broad discretion in allocating the proceeds of the Offering, which you may not agree with and creates uncertainty for stockholders and could adversely affect the Company’s business, prospects, financial condition and results of operations.

No tax advice or counsel is given herewith and the Company has not sought any tax advice with respect to the Offering.

There are material U.S. federal income tax considerations associated with the acquisition, ownership and disposition of the Shares.  The U.S. federal income tax consequences are not discussed herein, nor any tax advice is provided to any prospective purchaser regarding the offering, acquisition, ownership and disposition of the Shares.  No state, local or non-U.S. tax considerations are discussed herein either.

In evaluating the purchase of the Shares as an investment, as well as the ownership and disposition of such Shares, a prospective purchaser should consider the tax risks thereof, if any, as well as possible adverse changes in the tax laws and their interpretation.  If you are considering the purchase of the Shares in this Offering, we urge you to consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the acquisition, ownership and disposition of the Shares, as well as any consequences to you arising under the laws of any other taxing jurisdiction.

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Investors herein may experience dilution in their investment in the Company.

Investors in this Offering may experience significant dilution in the net tangible book value of their investment. Moreover, the Company may choose to raise additional capital in the future for working capital and business expansion. As a result, investors herein may experience significant dilution of their investment in the Company.

Investor funds will not accrue interest while in escrow prior to closing.

All funds delivered in connection with subscriptions for the Shares will be held in a non-interest bearing escrow account with Delaware Trust Company until the closing of the Offering, if any. If we are unable to sell and receive payments for the Minimum Offering prior to the termination of the Offering, investor subscriptions will be returned without interest or deduction. Investors in the Shares offered hereby may not have the use of such funds or receive interest thereon pending the completion of the Offering.

The Shares will be offered on a “reasonable efforts” basis, and we may not raise the minimum or maximum offering amount. If the maximum offering amount is not raised, it may increase the amount of long-term debt or the amount of additional equity we need to raise.

We are offering the Shares on a “reasonable efforts” basis. In a reasonable efforts offering such as the one described in this Subscription Agreement, there is no assurance that we will sell the Minimum Offering or Maximum Offering. Accordingly, we may close upon amounts less than the Maximum Offering but not less than the Minimum Offering, which may not provide us with sufficient funds to fully implement our business plan. If the Maximum Offering amount is not sold, we may need to incur additional debt or raise additional equity in order to finance our operations. Increasing the amount of debt will increase our debt service obligations and make less cash available for distribution to our stockholders. Increasing the amount of additional equity we are required to raise will further dilute investors participating in this Offering.

Purchases of the Shares by affiliates of the Placement Agents or the Company may be used to satisfy the offering amount.

The Shares may be purchased in the Offering by the employees, agents, officers, directors and affiliates of the Placement Agents or the Company. This could have the effect, for example, of enabling the Placement Agents to satisfy the Minimum Offering amount triggering the Initial Closing, even if a sufficient number of independent investors have not subscribed therefor. Accordingly, investors in the Offering should understand and recognize that not all subscribers will necessarily have made an independent investment decision with no affiliation with either the Company or the Placement Agents.

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ODYSSEY SEMICONDUCTOR TECHNOLOGIES, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of Registrable Securities of Odyssey Semiconductor Technologies, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the U.S. Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling security holder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name:
(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (holder of record) (if not the same as (a) above) through which Registrable Securities are held:

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(c)	If you are not a natural person, full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone: Fax:
Email:
Contact Person:
3.	Broker-Dealer Status:
(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.       Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company.

(a)	Please list the type (common stock, warrants, etc.) and amount of all securities of the Company (including any Registrable Securities) beneficially owned[1] by the Selling Securityholder:

1 Beneficially Owned:  A “beneficial owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power, including the power to direct the voting of such security, or (ii) investment power, including the power to dispose of, or direct the disposition of, such security.  In addition, a person is deemed to have “beneficial ownership” of a security of which such person has the right to acquire beneficial ownership at any time within 60 days, including, but not limited to, any right to acquire such security: (i) through the exercise of any option, warrant or right, (ii) through the conversion of any security or (iii) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement.

It is possible that a security may have more than one “beneficial owner,” such as a trust, with two co-trustees sharing voting power, and the settlor or another third party having investment power, in which case each of the three would be the “beneficial owner” of the securities in the trust.  The power to vote or direct the voting, or to invest or dispose of, or direct the investment or disposition of, a security may be indirect and arise from legal, economic, contractual or other rights, and the determination of beneficial ownership depends upon who ultimately possesses or shares the power to direct the voting or the disposition of the security.

The final determination of the existence of beneficial ownership depends upon the facts of each case.  You may, if you believe the facts warrant it, disclaim beneficial ownership of securities that might otherwise be considered “beneficially owned” by you.

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5.       Relationships with the Company:

Except as set forth below, neither you nor (if you are a natural person) any member of your immediate family, nor (if you are not a natural person) any of your affiliates2, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

[2]	Affiliate: An “affiliate” is a company or person that directly, or indirectly through one or more intermediaries, controls you, or is controlled by you, or is under common control with you.
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The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Securityholder Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

PLEASE E-MAIL A COPY OF THE COMPLETED AND EXECUTED SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Katalyst Securities LLC

630 Third Avenue, 5th Floor

New York, NY 10017

Telephone:

Facsimile:

Email:

Attn: Jennifer Goro

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